CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


           Supplemental Exhibit CS1 to Purchase Agreement Number 2262




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                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                          BOEING MODEL 737-83N AIRCRAFT


Customer and Boeing will conduct planning conferences approximately 12 months before delivery of the first Aircraft, or as otherwise agreed, to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.


1.       MAINTENANCE TRAINING.
         --------------------

     1.1 Airplane General Familiarization Course; 1 class of 24 students;

     1.2 Mechanical/Power Plant Systems Course; 2 classes of 15 students;

     1.3 Electrical Systems Course; 2 classes of 15 students;

     1.4 Avionics Systems Course; 2 classes of 15 students;

     1.5 Corrosion Prevention & Control Course; 1 class of 10 students;

     1.6 Aircraft Rigging Course; 1 class of 6 students;

     1.7 Composite Repair for Technicians - Basic; 1 class of 8 students;

     1.8 Training materials will be provided to each student. In addition, one set of training materials used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.



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2.       FLIGHT TRAINING.
         ---------------

     2.1 Transition training for 8 flight crews (16 pilots) in 2 classes; The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer's Aircraft.

     2.2 Flight Dispatcher training; 2 classes of 6 students;

     2.3 Flight Attendant training; 2 classes of 12 students;

     2.4 Performance Engineer training in Boeing's regularly scheduled courses; schedules are published twice yearly.

     2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, Flight Attendant Manuals, etc. will be provided for use in Customer's own training program.

     2.6 Additional Flight Operations Services:

     a. Boeing flight crew personnel to assist in ferrying the first aircraft to Customer's main base;

     b. Instructor pilots for 90 calendar days for revenue service training assistance;

     c. An instructor pilot to visit Customer 6 months after revenue service training to review Customer's flight crew operations for a 2 week period.



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3.       PLANNING ASSISTANCE.
         -------------------

         3.1      MAINTENANCE AND GROUND OPERATIONS.
                  ---------------------------------

                  Upon  request,  Boeing  will  visit  Customer's  main  base to
                  evaluate    aircraft    maintenance    facilities,     develop
                  recommendations and assist in maintenance planning.

         3.2      SPARES.
                  ------

                  a)       RECOMMENDED SPARES PARTS LIST (RSPL)
                           ------------------------------------
                           customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.

                  b)       ILLUSTRATED PARTS CATALOG (IPC)
                           -------------------------------
                           A customized  IPC in accordance  with ATA 100 will be
provided.

                  c)       PROVISIONING TRAINING
                           Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

                  d)       SPARES PROVISIONING CONFERENCE
                           A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

4:       TECHNICAL DATA AND DOCUMENTS

         4.1.     FLIGHT OPERATIONS.
                  -----------------
                  Airplane Flight Manual
                  Operations Manual
                  Quick Reference Handbook
                  Weight and Balance Manual
                  Dispatch Deviation Procedures Guide
                  Flight Crew Training Manual
                  Performance Engineer's Manual
                  Jet Transport Performance Methods
                  FMC Supplemental Data Document
                  Operational Performance Software
                  Fault Reporting Manual
                  ETOPS Guide Vol. III
                  Flight Planning and Performance Manual


         4.2.     MAINTENANCE.
                  -----------
                  Aircraft Maintenance Manual
                  Wiring Diagram Manual
                  Systems Schematics Manual
                  Connector Part Number Options Document
                  Structural Repair Manual
                  Overhaul/Component Maintenance Manual
                  Standard Overhaul Practices Manual
                  Standard Wiring Practices Manual
                  Non-Destructive Test Manual
                  Service Bulletins and Index
                  Corrosion Prevention Manual
                  Fault Isolation Manual
                  Fuel Measuring Stick Calibration Document Power Plant Buildup Manual Central Maintenance Computer System Reporting Table In Service Activity Report All Operator Letters Service Letters Structural Item Interim Advisory Maintenance Tips Combined Index

     4.3. MAINTENANCE PLANNING. -------------------- Maintenance Planning Data Document Maintenance Planning Data Tasks Masterfile Maintenance Task Cards and Index Maintenance Inspection Intervals Report ETOPS Guide Vol. II Configuration Maintenance and Procedures for Extended Range Operations

         4.4.     SPARES.
                  ------
                  Illustrated Parts Catalog
                  Standards Books

         4.5.     FACILITIES AND EQUIPMENT PLANNING.
                  ---------------------------------
                  Facilities and Equipment Planning Document
                  Special Tool and Ground Handling Equipment Drawings and Index Supplementary Tooling Documentation
                  Illustrated Tool and Equipment List/Manual
                  Aircraft Recovery Document
                  Airplane Characteristics for Airport Planning Document Airplane Rescue and Fire Fighting Document
                  Engine Handling Document
                  ETOPS Guide Vol. I

         4.6.     SUPPLIER TECHNICAL DATA.
                  -----------------------
                  Service Bulletins
                  Ground Support Equipment Data
                  Provisioning Information
                  Component Maintenance/Overhaul Manuals and Index Publications Index
                  Product Support Supplier Directory